UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

North American Galvanizing & Coatings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3920	71-0268502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5314 S. Yale Avenue Suite 1000 Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (918) 494-0964

                                             N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 31, 2010, North American Galvanizing & Coatings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AZZ incorporated, a Texas corporation (“Parent”), and Big Kettle Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) on May 7, 2010 for all of the Company’s outstanding shares of common stock, par value $0.10 per share (the “Company Common Stock”), at a purchase price of $7.50 per share in cash, without interest (less any applicable withholding taxes) (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 7, 2010, and the related Letter of Transmittal.

The Offer expired at 5:00 p.m., Central Daylight Saving Time, on June 14, 2010 (the “Expiration Time”). Based on information from the depositary, as of the Expiration Time, a total of approximately 12,962,287 shares of Company Common Stock were validly tendered and not withdrawn pursuant to the Offer, resulting in a change in control of the Company. These shares of Company Common Stock (together with (x) the shares of Company Common Stock beneficially owned by Parent, Purchaser or their respective subsidiaries and (y) the shares of Company Common Stock that were issuable upon exercise of options, that were held in trust pursuant to the Company’s Director Stock Unit Program or that constituted restricted shares, in each case which the Purchaser exercised its option to purchase), represent approximately 83% of the Company’s outstanding shares of Company Common Stock determined on a fully diluted basis.

The Merger Agreement provides, among other things, that following the consummation of the Offer and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement and in accordance with the Delaware General Corporation Law, Purchaser will merge with and into the Company (the “Merger”), and each share of Company Common Stock not acquired in the Offer will be cancelled and converted into the right to receive the Offer Price (other than shares of Company Common Stock held in the treasury of the Company or owned by Parent, Purchaser or any of their subsidiaries, and shares of Company Common Stock held by stockholders who properly demand appraisal rights). Following the effective time of the Merger, the Company will continue as an indirect wholly owned subsidiary of Parent. The closing of the Merger is subject to approval by holders of two-thirds of the outstanding shares of Company Common Stock entitled to vote at a meeting of the stockholders of the Company, voting together as a single class. As a result of the number of shares of Company Common Stock tendered in the Offer, Purchaser holds a sufficient number of shares of Company Common Stock such that the vote of any other stockholder of the Company will not be required to approve the Merger.

In connection with the expected closing of the Merger and conversion of the shares of Company Common Stock into the right to receive the Offer Price, on June 30, 2010 the Company notified the NASDAQ Stock Market (“NASDAQ”) that the Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to strike the Company Common Stock from listing and registration thereon. On or about the effective date of the Merger, and after the effective date of the Form 25, the Company intends to file with the SEC a

Form 15 to deregister the Company Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the remaining reporting obligations of the Company under the Exchange Act.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 5, 2010 and is incorporated herein by reference. In particular, the representations, warranties and covenants set forth in the Merger Agreement (1) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (2) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Parent and Purchaser in connection with the Merger Agreement, (3) will not survive consummation of the Merger, (4) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (5) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (6) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

Item 7.01. Regulation FD Disclosure.

On June 30, 2010, the Company issued a press release announcing its intention to strike the listing and registration of the Company Common Stock on NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 30, 2010.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 30, 2010

North American Galvanizing & Coatings, Inc.

By:	/s/ David H. Dingus
Name: David H. Dingus
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 30, 2010.